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                                                                 EXHIBIT 99.5(b)

"DRAFT"                                                             PACIFIC LIFE
[LOGO OF PACIFIC LIFE]                                          VARIABLE ANNUITY
PAC APP is not available for transfers, 1035 exchanges                   PAC APP
and 401, 403, 457 and Keogh Plans. Please use the
standard application.
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PRODUCT:
   [_] PSVA (Select)   [_] Pacific One   [_] Pacific Portfolios   [_] Pacific Value   [_] Pacific Innovations
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[1]  ANNUITANT Name                                    Birth Date (mo/day/yr)             Phone Number
     (First, Middle Initial, Last)                                                        (   )

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     Street Address                                                                       Sex
     (Number, Street Name and Apartment or Unit Number)                                   [_]M [_]F

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     City, State & ZIP Code                                           Social Security/Tax ID Number

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OPTIONAL

[2]  ADDITIONAL ANNUITANT
     Check one [_] Joint      [_] Contingent

     Name (First, Middle Initial, Last)                Birth Date   Annuitant's Spouse?
                                                       (mo/day/yr)   [_] Yes    [_] No

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     Street Address                                                                       Sex
     (Number, Street Name and Apartment or Unit Number)                                   [_]M [_]F

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     City, State & ZIP Code                                           Social Security/Tax ID Number

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[3]  OWNER Name (First, Middle Initial, Last)          Birth Date                         Phone Number
     complete if different than annuitant.             (mo/day/yr)                        (   )

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     Street Address                                                                       Sex
     (Number, Street Name and Apartment or Unit Number)                                   [_]M [_]F

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     City, State & ZIP Code                                           Social Security/Tax ID Number

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OPTIONAL

[4]  OWNER Name                                        Birth Date   Annuitant's Spouse?
     (First, Middle Initial, Last)                     (mo/day/yr)   [_] Yes    [_] No

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     Street Address                                                                       Sex
     (Number, Street Name and Apartment or Unit Number)                                   [_]M [_]F

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     City, State & ZIP Code                                           Social Security/Tax ID Number

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[5]  BENEFICIARY Name                        Relationship        Select One
     (FIrst, Middle Initial, Last)                               [_] Primary  [_] Contingent

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     CONTRACT TYPE Select one. For SIMPLE IRA,                        IRA Contribution
     write employer name, address and phone
     number in Special Remark section below.                          $ __________ for tax year ____
                                                                      $ __________ for tax year ____
     [_] Non-Qualified        [_] Conduit IRA
     [_] Roth IRA             [_] IRA
     [_] SEP-IRA              [_] SIMPLE IRA

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[7]  REPLACEMENT OF ANNUITY  Will the purchase of this annuity replace or
     exchange any existing life insurance or annuity?       [_] Yes   [_] No

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[8]  TRADE INFORMATION                                      DEATH BENEFITS  Subject to state
     Premium Submitted        State of Sale                 approval.  Call (800) 722-2333 for
                                                            state availability.
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Client Acct. #      Contract # (for add'l.                  PACIFIC PORTFOLIOS: [_] Standard
                    pmts. only)                                                 [_] Enhanced
                                                            PACIFIC VALUE:      [_] Standard
                                                                                [_] Stepped-Up
                                                                                [_] Premier

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[9] ALLOCATION OPTIONS                                   Growth LT ___  Emerging Markets ___  Additional Options ___
    Allocate payment of                  Fixed ___   Equity Income ___      [xxxxxxxxxx] ___  FOR PORTFOLIOS ONLY
    the amount shown              Money Market ___  Multi-Strategy ___      [xxxxxxxxxx] ___
    below. Allocations         High Yield Bond ___          Equity ___      [xxxxxxxxxx] ___  3-year GIO  ____
    must total 100% or            Managed Bond ___   Bond & Income ___      [xxxxxxxxxx] ___  6-year GIO  ____
    equal total premium       Govt. Securities ___    Equity Index ___      [xxxxxxxxxx] ___  10-year GIO ____
    invested.                Aggressive Equity ___   International ___                        DCA Plus    ____
    $

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[10] REBALANCING Optional.                   Choose one frequency.
     [_] Yes  [_] No                         [_] Quarterly  [_] Semi-Annually  [_] Annually

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[11] DOLLAR COST AVERAGING Choose one of the three following methods
     1 [_] Deplete the source account in ____ transfers;
     2 [_] Transfer $____ or ____% annually from each source account; OR
     3 [_] Earnings Sweep.
     START DATE:__________    FREQUENCY: [_] Monthly   [_] Quarterly
     [_] Semi-Annually   [_] Annually   TERM: [_] ______ Months  [_] _______ Yrs.

      Money Market ___  Aggressive Annuity ___         Equity ___  Emerging Markets ___   [xxxxxxxxxx] ___
   High Yield Bond ___           Growth LT ___  Bond & Income ___      [xxxxxxxxxx] ___   [xxxxxxxxxx] ___
      Managed Bond ___       Equity Income ___   Equity Index ___      [xxxxxxxxxx] ___   [xxxxxxxxxx] ___
  Govt. Securities ___      Multi-Strategy ___  International ___      [xxxxxxxxxx] ___

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[12] DEALER INFORMATION                           SS#                 Broker/Dealer Name
     Registered Representative Name

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[13] COMMISSION OPTIONS Check one option for product sold.
    PSVA (SELECT)             PACIFIC ONE              PACIFIC PORTFOLIOS       PACIFIC VALUE
    Upfront, Ann. Trail       Upfront, Ann. Trail      Upfront, Ann. Trail      Upfront, Ann. Trail
A   [_] 6%, NA                [_] 1%, .25% Q5+         [_] 6.5%, NA             [_] TBD
B   [_] 5%, .25% Q5-20        [_] .25%, .25% Q2+       [_] 5%, .25% Q5-24       [_] TBD
        1% Q21+                                            1% Q25+              [_] TBD
C   [_] NA                    [_] NA                   [_] 3.5%, .5% Q5-24      [_] TBD
                                                           1% Q25+

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[14] SPECIAL REMARKS


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PACP 8/98                                                                                          [BAR CODE]
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